Exhibit 99.1

2014 Annual General Meeting 10:30 am, 13 May 2014 Sydney, Australia

Important Notice Information is a Synopsis Only This presentation only contains a synopsis of information on the Company and, accordingly, no reliance may be placed for any purpose whatsoever on the sufficiency or completeness of such information. Information presented in this presentation is subject to change without notice and REVA does not have any responsibility or obligation to inform you of any matter arising or coming to their notice after the date of this presentation, which may affect any matter in the presentation. Currency References Financial amounts in this presentation are expressed in US Dollars, except where specifically noted. Forward-Looking Statements This presentation contains or may contain forward-looking statements that are based on management’s beliefs, assumptions, and expectations and on information currently available to management. All statements that are not statements of historical fact, including those statements that address future operating performance and events or developments that we expect or anticipate will occur in the future, are forward-looking statements, such as those statements regarding our ability to obtain the regulatory approvals required to market our products, our ability to timely and successfully complete our clinical trials, our ability to protect our intellectual property position, our ability to commercialize our products if and when approved, our ability to develop and commercialize new products, our ability to raise capital on terms favorable to us, or at all, and our estimates regarding our capital requirements and financial performance, including profitability. You should not place undue reliance on these forward-looking statements. Although management believes these forward-looking statements are reasonable as and when made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to vary materially from those expressed in the forward-looking statements, which risks and uncertainties are described in the “Risk Factors” section of our Annual Report on Form 10-K filed with the US Securities and Exchange Commission (the “SEC”) on March 17, 2014. Any forward-looking statements in this presentation speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Disclaimer This presentation has been prepared by the Company based on available information. The information contained in this presentation is an overview and does not contain all information necessary to make an investment decision. Although reasonable care has been taken to ensure the facts stated in this presentation are accurate and that the opinions expressed are fair and reasonable, no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, or correctness of such information and opinions and no reliance should be placed on such information or opinions. To the maximum extent permitted by law, none of the Company, or any of its members, directors, officers, employees, or agents or advisers, nor any other person accepts any liability whatsoever for any loss, however arising, from the use of the presentation or its contents or otherwise arising in connection with it, including, without limitation, any liability arising from fault or negligence on the part of the Company or any of its directors, officers, employees, or agents.

Board of Directors Experienced Managers, Founders and Investors Bob Stockman Ioptex, “A” Company, Critikon, CentriMed Brian H. Dovey Domain Partners, Rorer Group Anne Keating United Airlines Australia, various boards Gordon E. Nye InSleep, ZELTIQ, Critikon James J. Schiro Zurich Financial Group, PWC Robert Thomas Citigroup Australia

Establish Quorum Call to Order

Proxy Proposals Elect Class I directors: Brian H. Dovey and Anne Keating Ratify appointment of independent registered accounting firm Approve the grant of 15,000 options to each non-executive director: Brian H. Dovey, Anne Keating, Gordon E. Nye, James J. Schiro, Robert Thomas Approve the issuance of equity securities up to 10% of the issued capital of the Company Approve, on an advisory basis, executive compensation Approve the amended and restated 2010 Equity Incentive Plan Approve the issue and transfer of securities under the amended and restated 2010 Equity Incentive Plan

Results of Voting Collection of ballots/voting Inspector report on voting Other business Adjournment

May 2014 The FantomTM Opportunity

Executive Summary REVA has accelerated development of its advanced polymer scaffold, Fantom Fantom is highly differentiated from competitive programs and we believe has the potential to be the category leader Fantom will be ready for the clinic this year BRS market is established, clinicians NOW want BRS devices emulating mechanical performance of drug-eluting metal stents (“DES”); Fantom will be the answer to an unmet need REVA is an excellent value given its advanced proprietary technology and revenue potential

REVA’s Technology History 1998: Company founded around novel steel slide & lock design For minimal recoil 2002: Initiated development of tyrosine-derived polycarbonate polymer Rutgers University Foundation for REVA’s distinctive attributes for polymer scaffolds 2003: 100% effort on bioresorbable scaffolds Evaluated in > 1,000 animals and advanced bench tests Evaluated in > 150 patients beginning in 2007 Proved acute performance, safe resorption, visibility, drug delivery 2014: Introduction of Fantom

Evolution of Treatments of Coronary Artery Disease Proprietary images licensed by the American Heart Association Open Heart Surgery CABG 1960s Bioresorbable Drug-Eluting Scaffolds 2013 and beyond Balloon Angioplasty 1970s Bare Stents 1990s 2002 Drug-Eluting Stents

Coronary Stent Market DES Will Succumb to Conversion to BRS *JP Morgan Interventional Cardiology Market Model January 2014 Includes: US, Europe, Japan and other Asian Countries Clinicians desire better bioresorbable scaffold performance than 1st generation devices Key opinion leaders anticipate BRS usage as high as 80% within 10 years

The Appeal of a Bioresorbable Scaffold Clinically preferable Preserves maximum flexibility for future treatment options (bypass grafting, distal stenting) May delay disease progression and reduce the rate of future clinical events May open door to prophylactic use Intuitively preferable to patients Allows artery to return to its natural state to restore freedom of movement Suited for patients needing multiple treatments (“I don’t want all that metal in my heart!”), especially young patients Internet-enabled patients will help drive market!

Absorb Implanted > 47,000 Patients in 60 Countries

FantomTM Sirolimus-Eluting Bioresorbable Scaffold The next advance in bioresorbable scaffold performance Deliverability Visibility Strength Ease-of-Use

Transition to Fantom ReZolve elegantly designedbut A scaffold with -0- recoil is not necessary ASPs support only ‘simple’ designs Our move to deformable assures low COGS Physicians demanding lower profile devices with ease of use feature set (radiopacity, deployment, storage) “I’ll never use these unless they.” Fantom allows REVA to get ahead of the competition

Many BRS Programs Have Tried. But Few Have Made it to The Clinic ART REVA Amaranth Abbott Elixir Biotronik Meril R & D PreClinical In Human Trials CE Approved

Foundation of the Fantom Platform

REVA polymer family High-performance biomaterials Based on phenyl ring structure Competitive Polymers Polylactide-based Based on Alkane structure REVA Polymers vs. Competitive Polymers Key Structural Polymer Building Blocks Phenyl ring structure provides high strength, radiopaque materials without compromising structural properties

Performance Targets vs. Competitive Polylactide-Based Scaffolds Attribute Fantom Radiopacity +++ Strength + Degradation time = Crossing profile + (lower profile) Inflation performance ++ Shipping and storage ++

Unique Properties of Fantom Polymer Allows Fantom Scaffold to Meet Performance Targets Scaffold Attribute Material Property Inflation Performance & Expansion Range High Material Ductility Fracture Resistance Material Toughness Low Crossing Profile while Retaining Ability to Maintain Lumen Material Stiffness X-Ray Visible Iodinated Ring Structure Degradation Optimal Water Uptake Standard Storage Conditions High Glass Transition Temperature

Competitive Polylactide-Based* Scaffolds * Does not include non-polymer development programs FantomTM is designed to overcome competitors’ limitations Company Product Material Drug Limitations Abbott ABSORBTM Poly-L-lactic acid (PLLA), that has been oriented; semicrystalline Everolimus Invisible Step inflation Elixir DESolve® PLLA-based blend; may contain up to 30% crystallinity Novolimus Invisible Step Inflation Refrigerated Storage Amaranth Medical FORTITUDETM High Mw PLLA/PLGA; semicrystalline 2nd Gen Sirolimus Invisible (Limitations TBD) Arterial Remodeling Technologies ARTS PLDL, custom ratio of L- to D-isomers; amorphous 2nd Gen Drug-Eluting Invisible (Limitations TBD)

REVA Polymer Family has a 10-Year Safety History Non-Degraded Resorbed Non-Degraded Resorbed Demonstrated Biocompatibility and Benign Tissue Response

Fantom Deliverability Physicians Demand Increased market adoption will require scaffolds with greater deliverability and reduced crossing profile Fantom’s low crossing-profile design: Aids placement through wrist’s radial artery Provides access to more lesions Aids navigation through heart’s tortuous vasculature Fantom Smooth, Low-Profile (Mounted on Catheter) Smooth surface

Fantom’s Low Profile Approaches Profiles of Metallic Stents The design goal is to reduce strut thickness without sacrificing scaffold strength REVA’s polymer family has the properties to achieve this goal Decreased strut thickness enables reduced crossing profile Strut Thickness * Metal Drug-Eluting Stent

Effect of Strut Thickness on Crossing Profile A Small Change Has a Big Impact A reduction in strut thickness of only 25 µm achieves 10% decrease in profile PLLA Scaffold 1.4 mm (.055”) Fantom <1.27 mm (.050”)

Fantom Visibility Physicians Need “Geographic Miss”, Edge-to-Edge Placement, Bifurcations, AMIs and Ostial Lesions are Big Deal to MDs Fantom’s complete visibility under standard fluoroscopy (x-ray) increases confidence during the procedure Precise scaffold placement Complete lesion coverage (no geographic miss) Confirmation of apposition to vessel wall Reduces need for IVUS catheter use (saving $) No permanent metal markers left behind Bioresorbable Scaffold with markers only Metal REVA Competitive Scaffolds Visualized Only by Small Permanent Markers (Scaffold Itself is Invisible)

Fantom Strength and Ease-of-Use Physicians Expect Scaffold strength to treat challenging lesions Expansion with one smooth and continuous inflation No requirement for “stepped” inflation No procedural time limitations No special storage requirements

Fantom Serial Preclinical Results Angiographic, IVUS and OCT Images thru 3 Months Implant One Month Three Month Visibility, conformability, and maintenance of vessel patency

Fantom Manufacturing Process Simplified and Cost Effective Complete cGMP polymer manufacturing capability in-house ReZolve2 Process 15 Separate Components Multi-Step Assembly and Bonding Process ReZolve2 ~70% reduction in manufacturing costs Fantom Process Fantom Lasing Polymer Tube

Fantom Clinical Plan Leverage KOLs, sites, physicians from ReZolve2 study Prepare for CE Marking Up to 125 patients Over 20 clinical investigational centers BE, BR, DK, FR, DE, NL and PL Primary endpoints MACE and late lumen loss at six months First Patient Implants anticipated Q4’14 All sites fully enrolling by early 2015 Key VCEs: Trial start, patient enrollment, 6-month data, CE mark

Clinical Plan CE Mark Approval Mid-2016 Trial Initiation Interim 6-Month Data Final Data CE Mark Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 First Clinical Implants 1st PTS All CE Sites Actively Enrolling Continued CE Enrollment Patient Follow-Up and Data Analysis Patient Follow-Up Data Analysis Regulatory Review and Approval CE Review CE Mark Approval - Product Launch CE

Commercial Plans CE Mark approval anticipated mid-2016 Manufacturing scale-up plans in place Initial production to occur in San Diego Developing product registration plans First launch targets EU and Gulf region countries Follow-on launch in countries that recognize CE Mark (Latin America/Asia) Either direct sales force or distribution partnership w/Boston Scientific or other third party

Bioresorbable Testimonial (ACC 2014) [ VIDEO ]

Summary The market for bioresorbable scaffolds is substantial and growing Advances in scaffold performance will accelerate market adoption Fantom is intended to exceed the performance of its competitor's scaffolds to unlock the multi-billion dollar market potential Fantom is REVA’s opportunity to seize market leadership position